                                                                   Exhibit(a)(2)

                    CONVERSION NOTICE AND LETTER OF TRANSMITTAL

                              NORTH COAST ENERGY, INC
                    IN RESPECT OF ITS CONVERSION OFFER TO ISSUE

                   5.0 SHARES OF COMMON STOCK UPON CONVERSION OF
               EACH SHARE OF SERIES A 6% CONVERTIBLE PREFERRED STOCK
                              ("SERIES A PREFERRED")

                                        AND

                   8.0 SHARES OF COMMON STOCK UPON CONVERSION OF
     EACH SHARE OF SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK ("SERIES B
                                    PREFERRED")

          AS DESCRIBED IN THE OFFERING CIRCULAR, DATED DECEMBER 20, 1996

    THIS CONVERSION OFFER, AND WITHDRAWAL RIGHTS FOR PREFERRED SHARES DELIVERED FOR CONVERSION IN CONNECTION WITH THE CONVERSION OFFER, WILL EXPIRE AT 5:00
                          P.M., CLEVELAND, OHIO TIME, ON
            JANUARY 31, 1997 (THE "EXPIRATION DATE"), UNLESS EXTENDED.

                 The Conversion Agent for the Conversion Offer is:

                     AMERICAN STOCK TRANSFER AND TRUST COMPANY

            By Mail:                  By Facsimile Transmission        By Hand or Overnight Courier:
         40 Wall Street            (For Eligible Institutions Only)            40 Wall Street
    New York, New York 10005                (718) 234-5001                New York, New York 10005

DELIVERY OF THIS NOTICE OF CONVERSION AND LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used by holders of Series A Units, Series B Units, Series A Preferred or Series B Preferred if certificates for Series A Units, Series B Units, Series A Preferred and/or Series B Preferred are to be forwarded herewith or if delivery is to be made by book-entry transfer to the Conversion Agent's account at The Depository Trust Company ("DTC").

     Holders who cannot deliver the certificates for Series A Units, Series B Units, Series A Preferred and/or Series B Preferred and all other documents required hereby to the Conversion Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, or who cannot deliver a Letter of Transmittal and all other required documents to the Conversion Agent on or prior to the Expiration Date, must tender their Series A Units, Series B Units, Series A Preferred and/or Series B Preferred pursuant to the guaranteed delivery procedure set forth under "Conversion Offer Procedures -- Guaranteed Delivery Procedures" in the Offering Circular. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE CONVERSION AGENT.

[ ] CHECK HERE IF UNITS OR SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE CONVERSION AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Delivery Institution:___________________________________________________

Account Number__________________________________________________________________

Transaction Code Number_________________________________________________________

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE CONVERSION AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holders(s)________________________________________________

________________________________________________________________________________

Window Ticket Number (if any)___________________________________________________

Date of Execution of Notice of Guaranteed Delivery______________________________

Name of Eligible Institution that Guaranteed Delivery___________________________

If delivery is by book entry transfer:

        Account No._____________________________________________________________

        Transaction Code No.____________________________________________________

           LIST BELOW UNITS AND/OR THE PREFERRED SHARES TO WHICH THIS
                         LETTER OF TRANSMITTAL RELATES:

------------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF UNITS OR PREFERRED SHARES DELIVERED

------------------------------------------------------------------------------------------------------------------------------
                       NAME(S) AND ADDRESS(ES) OF                                       UNITS OR SHARES ENCLOSED
                         REGISTERED HOLDER(S)(A)                                 (ATTACH ADDITIONAL LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                                 CERTIFICATE             NUMBER OF SHARES
                                                                                NUMBER(S)(B)            TO BE CONVERTED(C)
                                                                         -----------------------------------------------------
                                                                         -----------------------------------------------------
                                                                         -----------------------------------------------------
                                                                         -----------------------------------------------------
                                                                         -----------------------------------------------------
                                                                                TOTAL SHARES
------------------------------------------------------------------------------------------------------------------------------

(a) "Registered Holder" means the person in whose name the Series A Units, Series B Units, Series A Preferred or Series B Preferred is registered on the books of the Company's transfer agent. If not already printed hereon, please print the name and address of the Registered Holder exactly as they appear on the certificate(s) representing the Units or Preferred Shares delivered hereby. (b) Need not be completed by Book Entry Holders. If space is inadequate, please attach a separate signed schedule. (c) Holders who desire to convert Series A and/or Series B Preferred Shares in connection with this Conversion Offer must deliver all, and not less than all, of their Series A and/or Series B Preferred Shares for conversion. No payment is being made in respect of accrued and unpaid dividends on Series B Preferred Shares delivered and accepted for conversion.

NOTE: Each holder of Series A Units who elects to convert such holder's Series A Preferred shares will deliver the Series A Unit certificate(s) and will be issued certificates for the number of shares of Common Stock represented by each Unit, together with the number of shares of Common Stock into which the Series A Preferred tendered by the holder pursuant to the Conversion Offer have been converted. Holders of Series B Units who elect to convert their Series B Preferred shares will deliver the Series B Unit certificate(s) and will be issued certificates for the number of shares of Common Stock into which the Series B Preferred tendered by the holder pursuant to the Conversion Offer have been converted and a certificate representing their warrants.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

     The undersigned hereby delivers the above-described Series A Preferred and/or Series B Preferred shares of the Company, in accordance with the Company's offer to issue 5.0 shares of its Common Stock, par value $.01 per share (the "Common Stock"), upon conversion of each share of Series A 6% Convertible Preferred Stock (the "Series A Preferred") and 8.0 shares of its Common Stock upon conversion of each share of Series B Cumulative Convertible Preferred Stock (the "Series B Preferred" and together with the Series A Preferred, the "Preferred Shares") in accordance with the Company's Certificate of Incorporation, as amended (the "Certificate"), and upon the terms and subject to the conditions set forth in the Offering Circular dated December 20, 1996 (the "Offering Circular"), and in this Letter of Transmittal (together with the Offering Circular, the "Conversion Offer"). Receipt of the Offering Circular and Letter of Transmittal are hereby acknowledged. THE UNDERSIGNED UNDERSTANDS THAT SERIES A PREFERRED AND/OR SERIES B PREFERRED SHARES ACCEPTED FOR CONVERSION WILL NOT RECEIVE ANY DIVIDEND PAYMENTS IN RESPECT OF SUCH PREFERRED SHARES.

     On the terms and subject to the conditions of the Conversion Offer, and subject to, and effective upon, acceptance for conversion by the Company of the Series A Units, Series B Units, Series A Preferred and/or Series B Preferred delivered herewith and the issuance of shares of Common Stock in respect thereof in accordance with the terms of the Certificate and the Conversion Offer, the undersigned hereby relinquishes all right, title and interest in and to all such Series A Units, Series B Units, Series A Preferred and/or Series B Preferred as are being delivered hereby and that are accepted for conversion pursuant to the Conversion Offer. The undersigned hereby irrevocably constitutes and appoints the Conversion Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Conversion Agent also acts as the agent of the Company) with respect to the Series A Units, Series B Units, Series A Preferred and/or Series B Preferred delivered hereby and accepted for conversion pursuant to the Conversion Offer, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver the Series A Units, Series B Units, Series A Preferred and/or Series B Preferred to the Company for conversion and (b) receive the Common Stock to be issued in connection with conversion of the Preferred Shares and the Conversion Offer, all in accordance with the terms and subject to the conditions of the Conversion Offer; provided, however, that the undersigned shall retain the voting rights with respect to such Preferred Shares until the Company has accepted the same for conversion in connection with the Conversion Offer.

     By delivering certificates for Series A Units, Series B Units, Series A Preferred and/or Series B Preferred for conversion in connection with this Conversion Offer, the undersigned represents and warrants to the Company that the undersigned has full power and authority to convert the Preferred Shares and that the Preferred Shares are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Conversion Agent or the Company to be necessary or desirable to complete the conversion of the Preferred Shares delivered hereby.

     The undersigned understands that the delivery of Preferred Shares for conversion in connection with this Conversion Offer by a holder pursuant to one of the procedures set forth in the Offering Circular and this Letter of Transmittal will constitute an agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Conversion Offer.

     All authority conferred, or agreed to be conferred, in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors, and assigns of the undersigned.

     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the shares of Common Stock due in respect of the Series A Units, Series B Units, Series A Preferred and/or Series B Preferred accepted for conversion in the name(s) of the Registered Holder(s) appearing above under "Description of Units or Preferred Shares Delivered." In addition, unless otherwise indicated under "Special Delivery Instructions," please mail the shares of Common Stock due in respect of the Preferred Shares accepted for conversion, and return any Series A Units, Series B Units, Series A Preferred and/or Series B Preferred not accepted and accompanying documents, as appropriate, to the Registered Holder(s) at the address(es) appearing above under "Description of Units or Preferred Shares Delivered." If both the "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the shares of Common Stock due in respect of the Preferred Shares accepted for conversion in the name(s) of, and mail the shares of Common Stock due in respect of the Preferred Shares accepted for conversion to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to transfer any Series A Units, Series B Units, Series A Preferred and/or Series B Preferred from the name(s) of the Registered Holder(s) thereof if the Company does not accept for conversion any of the Preferred Shares so delivered. The undersigned acknowledges and agrees that the Company and the Conversion Agent may in appropriate circumstances defer effecting such transfer and may retain such shares of Common Stock until satisfactory evidence of the payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is submitted to them.

THE UNDERSIGNED HEREBY DELIVERS TO THE CONVERSION AGENT FOR CONVERSION THE UNITS AND/OR PREFERRED SHARES SET FORTH ABOVE UNDER "DESCRIPTION OF UNITS OR PREFERRED
                               SHARES DELIVERED."

--------------------------------------------------------------------------------
                               SIGN AND DATE HERE

                     (PLEASE COMPLETE SUBSTITUTE W-9 BELOW)
(Must be signed by Registered Holder(s) exactly as name(s) appear(s) on the certificates representing the Units and/or Preferred Shares or on a security position listing or by person(s) authorized to become Registered Holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the following information and see Instruction 1.)

________________________________________________________________________________

________________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

Dated: _________________________________________________________________, 199__

Name(s) of
Registered Holder(s) __________________________________________________________

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address ________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No. ____________________________________________________

Tax Identification
or Social Security No. _________________________________________________________

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 2, 7 AND 8)
  To be completed ONLY if the shares of Common Stock to be issued upon conversion of the Preferred Shares accepted for conversion are to be sent to someone other than the Registered Holder appearing above under "Description of Units or Preferred Shares Delivered."

Deliver Common Stock to:

Name __________________________________________________________________________
                                (PLEASE TYPE OR PRINT)

Address _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS

                        (SEE INSTRUCTIONS 1, 2, 7 AND 8)
  To be completed ONLY if the shares of Common Stock to be issued upon conversion of the Preferred Shares accepted for conversion are to be issued in the name of someone other than the Registered Holder appearing above under "Description of Units or Preferred Shares Delivered."

Issue Common Stock to:

Name __________________________________________________________________________
                                (PLEASE TYPE OR PRINT)

Address _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
               TAXPAYER IDENTIFICATION NO. OR SOCIAL SECURITY NO.
                          COMPLETE SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)

                           (SEE INSTRUCTIONS 1 AND 2)

Authorized Signature ___________________________________________________________

Name(s) ________________________________________________________________________
                                     (PLEASE PRINT)

Capacity _______________________________________________________________________
                                     (PLEASE PRINT)

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No. ____________________________________________________

Dated: ___________________________________________________________________, 199_

--------------------------------------------------------------------------------


           HOLDERS WHO DO NOT WISH TO CONVERT THEIR PREFERRED SHARES NEED NOT TAKE ANY ACTION WITH RESPECT TO THIS CONVERSION OFFER.

                                  INSTRUCTIONS

1. SIGNATURES ON LETTERS OF TRANSMITTAL.

    Only a Registered Holder of Series A Units, Series B Units, Series A Preferred and/or Series B Preferred may deliver certificates for Series A Units, Series B Units, Series A Preferred and/or Series B Preferred for conversion of Preferred Shares in this Conversion Offer. Any beneficial owner whose Series A Units, Series B Units, Series A Preferred and/or Series B Preferred are registered in the name of its broker, dealer, commercial bank, trust company or other nominee and who wishes to convert his or her Preferred Shares in connection with this Conversion Offer should contact such Registered Holder promptly and instruct such Registered Holder to effect delivery on its behalf. If this Letter of Transmittal is signed by the Registered Holder(s) of the Series A Units, Series B Units, Series A Preferred and/or Series B Preferred delivered hereby, the signatures must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever. If any of the Series A Units, Series B Units, Series A Preferred and/or Series B Preferred delivered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If the Letter of Transmittal is signed by a person other than the Registered Holder of the Series A Units, Series B Units, Series A Preferred and/or Series B Preferred, the certificates representing such Series A Units, Series B Units, Series A Preferred and/or Series B Preferred must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the Registered Holder (or Registered Holders) appear on such certificates, together with a letter (or other evidence) describing the transaction pursuant to which the Series A Units, Series B Units, Series A Preferred and/or Series B Preferred were transferred. Signatures on any stock powers or other transfer documents submitted in connection with this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 2.

    If the Letter of Transmittal or any certificates for Series A Units, Series B Units, Series A Preferred and/or Series B Preferred or related stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and provide evidence satisfactory to the Company of their authority to so act.

2. GUARANTEE OF SIGNATURES.

    Except as provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program ("Eligible Institutions"). Signatures on this Letter of Transmittal need not be guaranteed if (i) the Letter of Transmittal is signed by a Registered Holder of such Series A Units, Series B Units, Series A Preferred and/or Series B Preferred whose name appears on a security position listing as the owner of Series A Units, Series B Units, Series A Preferred and/or Series B Preferred delivered herewith and such Registered Holder(s) have not completed either of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" herein or (ii) such Series A Units, Series B Units, Series A Preferred and/or Series B Preferred are for the account of an Eligible Institution.

3. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; BOOK ENTRY TRANSFER.

    Unless guaranteed delivery procedures are utilized, this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, along with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Conversion Agent at its address set forth herein on or prior to 5:00 p.m., Cleveland, Ohio time, on the Expiration Date.

    In addition, unless guaranteed delivery procedures are utilized (or book entry transfer is effected as provided below), certificates for all Series A Units, Series B Units, Series A Preferred and/or Series B Preferred with respect to the conversion must be received by the Conversion Agent at its address set forth herein prior to 5:00 p.m., Cleveland, Ohio time, on the Expiration Date.

    If a Registered Holder of Series A Units, Series B Units, Series A Preferred and/or Series B Preferred desires to deliver the certificate or certificates for such Preferred Shares to be converted and such certificates are not immediately available (or the procedures for book-entry transfer discussed below cannot be completed on a timely basis), or time will not permit such holder's certificates or other required documents to reach the Conversion Agent before the Expiration Date, a delivery for conversion may be effected by following the guaranteed delivery procedures set forth in the Offering Circular under "Conversion Offer Procedures -- Guaranteed Delivery Procedures."

    Any financial institution that is a participant in any of the Book Entry Transfer Facilities systems may make book entry transfer of the Series A Units, Series B Units, Series A Preferred and/or Series B Preferred to the Conversion Agent by causing the Depository Trust Company ("DTC") to transfer such Series A Units, Series B Units, Series A Preferred and/or Series B Preferred into the Conversion Agent's account in accordance with such Book Entry Transfer Facility's procedure for such transfer. (Such transfer shall not affect the beneficial ownership of the transferred shares.) Although transfer of Series A Units, Series B Units, Series A Preferred and/or Series B Preferred may be effected through book entry transfer into the Conversion

Agent's account at DTC, the Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other required documents, must, in any case, be transmitted to and received or confirmed by the Conversion Agent at its address as set forth herein prior to 5:00 p.m Cleveland, Ohio time, on the Expiration Date (unless guaranteed delivery procedures are utilized). DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE CONVERSION AGENT.

    THE METHOD OF DELIVERY OF SERIES A UNITS, SERIES B UNITS, SERIES A PREFERRED AND/OR SERIES B PREFERRED AND ALL OTHER REQUIRED DOCUMENTS TO THE CONVERSION AGENT IS AT THE ELECTION AND RISK OF THE HOLDER DELIVERING SUCH SERIES A UNITS, SERIES B UNITS, SERIES A PREFERRED AND/OR SERIES B PREFERRED. IF SENT BY MAIL IT IS RECOMMENDED THAT THE HOLDER USE REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE CONVERSION AGENT BEFORE THE EXPIRATION DATE.

    No alternative, conditional or contingent deliveries will be accepted. All holders delivering Series A Units, Series B Units, Series A Preferred and/or Series B Preferred for conversion of Preferred Shares, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Preferred Shares for conversion.

    All questions as to the validity, form and eligibility (including time of receipt) of deliveries for conversion of Preferred Shares will be resolved by the Company, whose determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all deliveries for conversion that are not in proper form or which would, in the opinion of counsel for the Company, be unlawful. Neither the Company, the Conversion Agent nor any other person will be under any duty to give notification of any defects or irregularities in any deliveries or incur any liability for failure to give any such notification. Deliveries will not be deemed to have been made until such irregularities have been cured or waived. The Company also reserves the right, in its judgment, to waive any irregularities or conditions of delivery as to particular Series A Units, Series B Units, Series A Preferred and/or Series B Preferred. The Company's interpretation of the terms and conditions of this Conversion Offer (including the instructions in the Letter of Transmittal) will be final and binding. Unless waived, any irregularities or defects in connection with deliveries must be cured within such time as the Company determines.

4. WITHDRAWAL OF DELIVERIES.

    Any holder of Series A Units, Series B Units, Series A Preferred and/or Series B Preferred who has delivered a certificate or certificates for, or effected delivery with respect to, Preferred Shares for conversion may withdraw such delivery at any time prior to 5:00 p.m., Cleveland, Ohio time, on the Expiration Date.

    All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. Neither the Company, the Conversion Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

5. NO PARTIAL CONVERSIONS.

    Holders of Series A Units, Series B Units, Series A Preferred and/or Series B Preferred who desire to convert their Series A Preferred and/or Series B Preferred shares in connection with this Conversion Offer must convert all, and not less than all, of the Series A Preferred and/or Series B Preferred owned by them.

6. RETURN OF CERTIFICATES NOT ACCEPTED FOR CONVERSION.

    If any Preferred Shares delivered for conversion are not converted in connection with this Conversion Offer because of an invalid delivery, the occurrence or nonoccurrence of certain other events set forth in the Offering Circular or otherwise, such unaccepted certificates for Series A Units, Series B Units, Series A Preferred and/or Series B Preferred will be returned, at the Company's expense, to the Registered Holder thereof as promptly as practicable after the Expiration Date or the termination of this Conversion Offer, as applicable.

7. TRANSFER TAXES.

    The Company will pay all transfer taxes, if any, applicable to the conversion of Preferred Shares in connection with this Conversion Offer and issuance of additional shares of Common Stock. If, however, Common Stock is to be delivered to, or is to be registered or issued in the name of, any person other than the Registered Holder of the Series A Units, Series B Units, Series A Preferred and/or Series B Preferred, or if the Preferred Shares to be converted are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the issuance of Common Stock pursuant to this Conversion Offer, the amount of any such transfer taxes (whether imposed on the Registered Holder or any other person) will be payable by the delivering holder. Such holder hereby acknowledges and agrees that the Company and the Conversion Agent may defer effecting such transfer and may retain such shares of Common Stock until satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted to them.

8. SPECIAL ISSUANCE INSTRUCTIONS AND SPECIAL DELIVERY INSTRUCTIONS.

    If certificates representing shares of Common Stock are to be issued to a person other than the person signing this Letter of Transmittal or if such certificates are to be sent or returned to someone other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate information set forth in "Special Issuance Instructions" and "Special Delivery Instructions" should be completed.

9. BACKUP WITHHOLDING.

    Federal income tax law requires that, unless an exception applies, a recipient (a "Payee") of the shares of Common Stock issued in respect of converted Preferred Shares must provide the Conversion Agent (as payor) with such Payee's taxpayer identification number ("TIN") and certify that such number is correct. In the case of a Payee who is an individual, the Payee's TIN is his or her social security number. In addition, a Payee must certify that such Payee is not subject to backup withholding. If the foregoing requirements are not satisfied, the Payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and to backup withholding. The Payee with respect to any converted Preferred Shares will be either (i) the delivering holder of such Series A Units, Series B Units, Series A Preferred and/or Series B Preferred or
(ii) if the shares of Common Stock are issued to one or more other persons pursuant to the Special Issuance Instructions, as indicated in the applicable box, such other person or persons. Certain Payees (including among others, all corporations and certain foreign Payees) are not subject to these backup withholding and reporting requirements. In order to satisfy the Conversion Agent that a foreign individual qualifies as an exempt recipient, such Payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statement can be obtained from the Conversion Agent. Foreign Payees should consult their own tax advisers with respect to the tax consequences (including backup withholding requirements) of the Conversion Offer.

    If backup withholding applies, the Conversion Agent is required to withhold 31% of any "Deemed Distribution" (as defined in the Offering Circular) made to the Payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

    To prevent backup withholding, each nonexempt Payee must provide his or her correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN). See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. In addition, the Payee must also certify that he or she is not subject to backup withholding either because
(i) such Payee has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or
(ii) the IRS has notified such Payee that he or she is no longer subject to backup withholding. Failure to complete the Substitute Form W-9 will not, by itself, cause Preferred Shares to be deemed invalidly delivered, but may subject the payee to backup withholding.

10. WAIVER OF CONDITIONS.

    Subject to the terms of the Conversion Offer, the conditions of the Conversion Offer may be waived by the Company, in whole or in part, at any time and from time to time, in the Company's judgment, in the case of any Series A Units, Series B Units, Series A Preferred and/or Series B Preferred delivered.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Requests for assistance may be directed to, and additional copies of the Offering Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Conversion Agent.

12. LOST, DESTROYED OR STOLEN CERTIFICATES.

    [ ] Please check the box if any certificate(s) representing Series A Units, Series B Units, Series A Preferred and/or Series B Preferred has been lost, destroyed or stolen. Instructions will be given to you as to what steps must be taken to obtain a replacement certificate(s). The Letter of Transmittal and related documents cannot be processed until the procedures for replacing such missing certificate(s) have been followed.

                   TO BE COMPLETED BY ALL CONVERTING HOLDERS
                              (SEE INSTRUCTION 9)

        PAYOR'S NAME _________________________________________________________

--------------------------------------------------------------------------------------------------------
 SUBSTITUTE                                                            _________________________________
 FORM W-9                       PART 1 -- PLEASE PROVIDE YOUR TIN IN   SOCIAL SECURITY NUMBER
 PAYOR'S REQUEST FOR            THE BOX AT RIGHT AND CERTIFY BY SIGNING
 TAXPAYER IDENTIFICATION        AND DATING BELOW.                      OR_______________________________
 NUMBER (TIN)                                                          EMPLOYER IDENTIFICATION NUMBER
                               --------------------------------------------------------------------------
                                PART 2 -- Awaiting TIN [ ]

---------------------------------------------------------------------------------------------------------
 CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS
 TRUE, CORRECT AND COMPLETE.
     I am not subject to backup withholding either because (a) I am exempt from backup withholding, or
 (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
---------------------------------------------------------------------------------------------------------

 Name___________________________________________________________________________________________________
                                               (PLEASE PRINT)
 Address________________________________________________________________________________________________
                                             (INCLUDING ZIP CODE)
 Signature__________________________________________________________     Date___________________________

---------------------------------------------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

                        CERTIFICATE OF AWAITING TAXPAYER
                             IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of any "Deemed Distribution" (as defined in the Offering Circular) made to me thereafter will be withheld until I provide a number.

Signature _______________________________     Date ____________________________

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS

     Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal, certificates of Series A Units, Series B Units, Series A Preferred and/or Series B Preferred and any other required documents should be sent or delivered by each holder or his or her broker, dealer, commercial bank, trust company or other nominee to the Conversion Agent at one of its addresses set forth below:

                 Conversion Agent for the Conversion Offer is:

                   AMERICAN STOCK TRANSFER AND TRUST COMPANY

            By Mail:                  By Facsimile Transmission        By Hand or Overnight Courier:
         40 Wall Street            (For Eligible Institutions Only)            40 Wall Street
    New York, New York 10005                (718) 234-5001                New York, New York 10005

     Questions and requests for assistance may be directed to the Conversion Agent at its address and telephone number listed above. Additional copies of the Offering Circular, this Letter of Transmittal and other conversion offer materials may be obtained from the Conversion Agent as set forth above, and will be furnished promptly at the Company's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning this Conversion Offer.